                                  Exhibit Index

EXHIBIT   DESCRIPTION

EX-99.a1  Amended and Restated Articles of Incorporation of American Century
          Quantitative Equity Funds dated July 31, 1997 (filed as Exhibit b1 to
          Post-Effective No. 20 to the Registration Statement on Form N-1A of
          the Registrant, File No. 33-19589, filed on August 29, 1997, and incorporated herein by reference).

EX-99.a2  Certificate of Determination of American Century Quantitative Equity
          Funds, dated April 10, 2001 (filed as Exhibit a2 to Post-Effective
          Amendment No. 30 to the Registration Statement on Form N-1A of the
          Registrant, File No. 33-19589, filed on April 20, 2001, and incorporated herein by reference).

EX-99.b   Amended and Restated Bylaws dated March 9, 1998 (filed as Exhibit b2 to Post-Effective Amendment No. 23 to the Registration Statement on
          Form N-1A of American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d1  Management Agreement (Investor Class) between American Century
          California Tax-Free and Municipal Funds, American Century Government
          Income Trust, American Century International Bond Funds, American
          Century Investment Trust, American Century Municipal Trust, American
          Century Quantitative Equity Funds, American Century Target Maturities
          Trust and American Century Investment Management, Inc., dated August
          1, 1997 (filed as Exhibit 5 to Post-Effective Amendment No. 33 to the
          Registration Statement on Form N-1A of American Century Government
          Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2  Amendment to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust and American Century Investment Management,
          Inc., dated March 1, 1998 (filed as Exhibit 5b to Post-Effective
          Amendment No. 23 to the Registration Statement on Form N-1A of
          American Century Municipal Trust, File No. 2-91229, filed on March 26,
          1998, and incorporated herein by reference).

EX-99.d3  Amendment to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust and American Century Investment Management,
          Inc., dated July 1, 1998 (filed as Exhibit d3 to Post-Effective
          Amendment No. 39 to the Registration Statement on Form N-1A of
          American Century Government Income Trust, File No 2-99222, filed on
          July 28, 1999, and incorporated herein by reference).

EX-99.d4  Amendment No. 1 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century Variable Portfolios
          II, Inc., American Century International Bond Funds, American Century
          Investment Trust, American Century Municipal Trust, American Century
          Quantitative Equity Funds, American Century Target Maturities Trust
          and American Century Investment Management, Inc., dated September 16,
          2000 (filed as Exhibit d4 to Post-Effective Amendment No. 30 to the
          Registration Statement on Form N-1A of American Century California
          Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29,
          2000, and incorporated herein by reference).

EX-99.d5  Amendment No. 2 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century Variable Portfolios
          II, Inc., American Century International Bond Funds, American Century
          Investment Trust, American Century Municipal Trust, American Century
          Quantitative Equity Funds, American Century Target Maturities Trust
          and American Century Investment Management, Inc., dated August 1, 2001
          (filed as Exhibit d5 to Post-Effective Amendment No. 44 to the
          Registration Statement on Form N-1A of American Century Government
          Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6  Amendment No. 3 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Variable Portfolios II, Inc.
          and American Century Investment Management, Inc., dated December 3,
          2001 (filed as Exhibit d6 to Post-Effective Amendment No. 16 to the
          Registration Statement on Form N-1A of American Century Investment
          Trust, File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d7  Amendment No. 4 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Variable Portfolios II, Inc.
          and American Century Investment Management, Inc., dated July 1, 2002
          (filed as Exhibit d7 to Post-Effective Amendment No. 17 to the
          Registration Statement on Form N-1A of American Century Investment
          Trust, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.d8  Amendment No. 5 to the Management Agreement (Investor Class) between
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Variable Portfolios II, Inc.
          and American Century Investment Management, Inc., dated December 31,
          2002 (filed as Exhibit d8 to Post-Effective Amendment No. 4 to the
          Registration Statement on Form N-1A of American Century Variable
          Portfolios II, Inc., File No. 333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.d9  Management Agreement (Advisor Class) between American Century
          Government Income Trust, American Century International Bond Funds,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust and American Century Investment Management, Inc.,
          dated August 1, 1997 (filed as Exhibit d3 to Post-Effective Amendment
          No. 27 to the Registration Statement on Form N-1A of American Century
          Target Maturities Trust, File No. 2-94608, filed on August 28, 1997, and incorporated herein by reference).

EX-99.d10 Amendment to the Management Agreement (Advisor Class) between American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Quantitative Equity Funds, American Century
          Target Maturities Trust, American Century Investment Trust and
          American Century Investment Management, Inc., dated June 1, 1998
          (filed as Exhibit 5b to Post-Effective Amendment No. 9 to the
          Registration Statement on Form N-1A of American Century Investment
          Trust, File No. 33-65170, filed on June 30, 1999, and incorporated herein by reference).

EX-99.d11 Amendment No. 1 to the Management Agreement (Advisor Class) between
          American Century Government Income Trust, American Century
          International Bond Funds, American Century Investment Trust, American
          Century Quantitative Equity Funds, American Century Target Maturities
          Trust and American Century Investment Management, Inc., dated
          September 16, 2000 (filed as Exhibit d6 to Post-Effective Amendment
          No. 36 to the Registration Statement on Form N-1A of American Century
          Target Maturities Trust, File No. 2-94608, filed on April 18, 2001, and incorporated herein by reference).

EX-99.d12 Amendment No. 2 to the Management Agreement (Advisor Class) between
          American Century Government Income Trust, American Century
          International Bond Funds, American Century Investment Trust, American
          Century Quantitative Equity Funds, American Century Target Maturities
          Trust and American Century Investment Management, Inc., dated August
          1, 2001 (filed as Exhibit d8 to Post-Effective Amendment No. 44 to the
          Registration Statement on Form N-1A of American Century Government
          Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d13 Amendment No. 3 to the Management Agreement (Advisor Class) between
          American Century Government Income Trust, American Century Investment
          Trust, American Century International Bond Funds, American Century
          Quantitative Equity Funds, American Century Target Maturities Trust
          and American Century Investment Management, Inc., dated December 3,
          2001 (filed as Exhibit d10 to Post-Effective Amendment No. 16 to the
          Registration Statement on Form N-1A of the Registrant, File No.
          33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d14 Amendment No. 4 to the Management Agreement (Advisor Class) between
          American Century Government Income Trust, American Century
          International Bond Funds, American Century Investment Trust, American
          Century Quantitative Equity Funds, American Century Target Maturities
          Trust and American Century Investment Management, Inc., dated July 1,
          2002 (filed as Exhibit d13 to Post-Effective Amendment No. 17 to the
          Registration Statement on Form N-1A of American Century Target
          Maturities Trust, File No. 2-94608, filed on January 31, 2003, and incorporated herein by reference).

EX-99.d15 Management Agreement (Institutional Class) between American Century
          Quantitative Equity Funds and American Century Investment Management,
          Inc., dated August 1, 1997 (filed as an Exhibit to Post-Effective
          Amendment No. 20 to the Registration Statement on Form N-1A of the
          Registrant, File No. 33-19589, filed on August 29, 1997, and incorporated herein by reference).

EX-99.d16 Amendment to the Management Agreement (Institutional Class) between
          American Century Quantitative Equity Funds and American Century
          Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d6 to Post-Effective Amendment No. 27 to the Registration Statement on
          Form N-1A of the Registrant, File No. 33-19589, filed on April 27,
          2000, and incorporated herein by reference).

EX-99.d17 Amendment No. 1 to the Management Agreement (Institutional Class)
          between American Century Quantitative Equity Funds, American Century
          Investment Trust and American Century Investment Management, Inc.,
          dated August 1, 2001 (filed as Exhibit d13 to Post-Effective Amendment
          No. 15 to the Registration Statement on Form N-1A of American Century
          Investment Trust, File No. 33-65170, filed on August 8, 2001, and incorporated herein by reference).

EX-99.d18 Amendment No. 2 to the Management Agreement (Institutional Class)
          between American Century Quantitative Equity Funds, American Century
          Investment Trust, American Century Government Income Trust and
          American Century Investment Management, Inc., dated March 1, 2002
          (filed as Exhibit d17 to the Post-Effective Amendment No. 46 to the
          Registration Statement on Form N-1A of American Century Government
          Income Trust, File No. 2-99222, filed on March 4, 2002, and incorporated herein by reference).

EX-99.d19 Amendment No. 3 to the Management Agreement (Institutional Class)
          between American Century Quantitative Equity Funds, American Century
          Investment Trust, American Century Government Income Trust, American
          Century Municipal Trust and American Century Investment Management,
          Inc., dated December 31, 2002 (filed as Exhibit d18 to Post-Effective
          Amendment No. 39 to the Registration Statement on Form N-1A of
          American Century Municipal Trust, File No. 2-91229, filed on December
          23, 2002, and incorporated herein by reference).

EX-99.d20 Management Agreement (C Class) between American Century Target
          Maturities Trust, American Century California Tax-Free and Municipal
          Funds, American Century Government Income Trust, American Century
          Investment Trust, American Century Quantitative Equity Funds, American
          Century Municipal Trust and American Century Investment Management,
          Inc., dated September 16, 2000 (filed as Exhibit d6 to Post-Effective
          Amendment No. 35 to the Registration Statement on Form N-1A of
          American Century Target Maturities Trust, File No. 2-94608, filed on
          April 17, 2001, and incorporated herein by reference).

EX-99.d21 Amendment No. 1 to the Management Agreement (C Class) between American
          Century Target Maturities Trust, American Century California Tax-Free
          and Municipal Funds, American Century Government Income Trust,
          American Century Investment Trust, American Century Quantitative
          Equity Funds, American Century Municipal Trust and American Century
          Investment Management, Inc., dated August 1, 2001 (filed as Exhibit
          d10 to Post-Effective Amendment No. 44 to the Registration Statement
          on Form N-1A of American Century Government Income Trust, File No.
          2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d22 Amendment No. 2 to the Management Agreement (C Class) between American
          Century Target Maturities Trust, American Century California Tax-Free
          and Municipal Funds, American Century Government Income Trust,
          American Century Investment Trust, American Century Quantitative
          Equity Funds, American Century Municipal Trust and American Century
          Investment Management, Inc., dated December 3, 2001 (filed as Exhibit
          d13 to Post-Effective Amendment No. 16 to the Registration Statement
          on Form N-1A of American Century Investment Trust, File No. 33-65170,
          filed on November 30, 2001, and incorporated herein by reference).

EX-99.d23 Amendment No. 3 to the Management Agreement (C Class) between American
          Century Target Maturities Trust, American Century California Tax-Free
          and Municipal Funds, American Century Government Income Trust,
          American Century Investment Trust, American Century Quantitative
          Equity Funds, American Century Municipal Trust and American Century
          Investment Management, Inc., dated July 1, 2002 (filed as Exhibit d16 to Post-Effective Amendment No. 17 to the Registration Statement on
          Form N-1A of American Century Investment Trust, File No. 33-65170,
          filed on June 28, 2002, and incorporated herein by reference).

EX-99.d24 Amendment No. 4 to the Management Agreement (C Class) between American
          Century Target Maturities Trust, American Century California Tax-Free
          and Municipal Funds, American Century Government Income Trust,
          American Century Investment Trust, American Century Quantitative
          Equity Funds, American Century Municipal Trust and American Century
          Investment Management, Inc., dated September 3, 2002 (filed as Exhibit
          d12 to Post-Effective Amendment No. 34 to the Registration Statement
          on Form N-1A of American Century California Tax-Free and Municipal
          Funds, File No. 2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.d25 Management Agreement (R Class) between American Century Quantitative
          Equity Funds and American Century Investment Management, Inc. (to be
          filed by amendment).

EX-99.e1  Amended and Restated Distribution Agreement between American Century
          California Tax-Free and Municipal Funds, American Century Capital
          Portfolios, Inc., American Century Government Income Trust, American
          Century International Bond Funds, American Century Investment Trust,
          American Century Municipal Trust, American Century Mutual Funds, Inc.,
          American Century Premium Reserves, Inc., American Century Quantitative
          Equity Funds, American Century Strategic Asset Allocations, Inc.,
          American Century Target Maturities Trust, American Century Variable
          Portfolios, Inc., American Century World Mutual Funds, Inc. and
          American Century Investment Services, Inc., dated September 3, 2002
          (filed as Exhibit e1 to Post-Effective Amendment No. 35 to the
          Registration Statement on Form N-1A of American Century Target
          Maturities Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2  Amendment No. 1 to the Amended and Restated Distribution Agreement
          between American Century California Tax-Free and Municipal Funds,
          American Century Capital Portfolios, Inc., American Century Government
          Income Trust, American Century International Bond Funds, American
          Century Investment Trust, American Century Municipal Trust, American
          Century Mutual Funds, Inc., American Century Premium Reserves, Inc.,
          American Century Quantitative Equity Funds, American Century Strategic
          Asset Allocations, Inc., American Century Variable Portfolios II,
          Inc., American Century Target Maturities Trust, American Century
          Variable Portfolios, Inc., American Century World Mutual Funds, Inc.
          and American Century Investment Services, Inc., dated December 31,
          2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the
          Registration Statement on Form N-1A of American Century Variable
          Portfolios II, Inc., File No. 333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.e3  Amendment No. 2 to the Amended and Restated Distribution Agreement
          between American Century California Tax-Free and Municipal Funds,
          American Century Capital Portfolios, Inc., American Century Government
          Income Trust, American Century International Bond Funds, American
          Century Investment Trust, American Century Municipal Trust, American
          Century Mutual Funds, Inc., American Century Quantitative Equity
          Funds, American Century Strategic Asset Allocations, Inc., American
          Century Target Maturities Trust, American Century Variable Portfolios,
          Inc., American Century Variable Portfolios II, Inc., American Century
          World Mutual Funds, Inc. and American Century Investment Services,
          Inc. (to be filed by amendment).

EX-99.g1  Master Agreement by and between Commerce Bank N.A. and Twentieth
          Century Services, Inc., dated January 22, 1997 (filed as Exhibit g2 to
          Post-Effective Amendment No. 76 to the Registration Statement on Form
          N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997, and incorporated hereby by reference).

EX-99.g2  Global Custody Agreement between American Century Investments and The
          Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to
          Post-Effective Amendment No. 31 to the Registration Statement on Form
          N-1A of American Century Government Income Trust, File No. 2-99222,
          filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3  Amendment to the Global Custody Agreement between American Century
          Investments and The Chase Manhattan Bank, dated December 9, 2000
          (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
          Registration Statement on Form N-1A of American Century Variable
          Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1  Transfer Agency Agreement between American Century Quantitative Equity
          Funds and American Century Services Corporation, dated August 1, 1997
          (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
          Registration Statement on Form N-1A of American Century Government
          Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2  Amendment to the Transfer Agency Agreement between American Century
          Investment Trust, American Century California Tax-Free and Municipal
          Funds, American Century Government Income Trust, American Century
          International Bond Funds, American Century Municipal Trust, American
          Century Quantitative Equity Funds, American Century Target Maturities
          Trust, American Century Variable Portfolios II, Inc. and American
          Century Services Corporation, dated March 9, 1998 (filed as Exhibit
          B9b to Post-Effective Amendment No. 23 to the Registration Statement
          on Form N-1A of American Century Municipal Trust, File No. 2-91229,
          filed on March 26, 1998, and incorporated herein by reference).

EX-99.h3  Amendment No. 1 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation, dated June 29, 1998 (filed as
          Exhibit 9b to Post-Effective Amendment No. 23 to the Registration
          Statement on Form N-1A of the Registrant, File No. 33-19589, filed on
          June 29, 1998, and incorporated herein by reference).

EX-99.h4  Amendment No. 2 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to Post-Effective Amendment No. 30 to the Registration
          Statement on Form N-1A of American Century California Tax-Free and
          Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h5  Amendment No. 3 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation, dated August 1, 2001, (filed as
          Exhibit h5 to Post-Effective Amendment No. 44 to the Registration
          Statement on Form N-1A of the Registrant, File No. 2-99222, filed on
          July 30, 2001, and incorporated herein by reference).

EX-99.h6  Amendment No. 4 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to Post-Effective Amendment No. 16 to the Registration
          Statement on Form N-1A of American Century Investment Trust, File No.
          33-64170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.h7  Amendment No. 5 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation, dated July 1, 2002 (filed as
          Exhibit h6 to Post-Effective Amendment No. 17 to the Registration
          Statement on Form N-1A of American Century Investment Trust, File No.
          33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.h8  Amendment No. 6 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation, dated September 3, 2002 (filed as Exhibit h8 to Post-Effective Amendment No. 35 to the Registration
          Statement on Form N-1A of American Century Municipal Trust, File No.
          2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.h9  Amendment No. 7 to the Transfer Agency Agreement between American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Government Income Trust, American
          Century International Bond Funds, American Century Municipal Trust,
          American Century Quantitative Equity Funds, American Century Target
          Maturities Trust, American Century Variable Portfolios II, Inc. and
          American Century Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to Post-Effective Amendment No. 4 to the Registration
          Statement on Form N-1A of American Century Variable Portfolios II,
          Inc., File No. 333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.h10 Credit Agreement between American Century Funds and The Chase
          Manhattan Bank, as Administrative Agent, dated as of December 19, 2000
          (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the
          Registration Statement on Form N-1A of American Century Target
          Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference). EX-99.i Opinion and Consent of
          Counsel (filed as Exhibit i to Post-Effective Amendment No. 26 to the
          Registration Statement on Form N-1A of the Registrant, File No.
          33-19589, filed on March 31, 1999, and incorporated herein by reference).

EX-99.j1  Consent of PricewaterhouseCoopers LLP (to be filed by amendment).

EX-99.j2  Power of Attorney, dated September 12, 2002 (filed as Exhibit j4 to
          Post-Effective Amendment No. 35 to the Registration Statement on Form
          N-1A of American Century Municipal Trust, File No. 2-91229, filed on
          September 30, 2002, and incorporated herein by reference).

EX-99.j3  Power of Attorney, dated December 17, 2002 (filed as Exhibit j3 to
          Post-Effective Amendment No. 4 to the Registration Statement on Form
          N-1A of American Century Variable Portfolios II, Inc., File No.
          333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.j4  Secretary's Certificate, dated September 12, 2002 (filed as Exhibit j5 to Post-Effective Amendment No. 35 to the Registration Statement on
          Form N-1A of American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.m1  Master Distribution and Shareholder Services Plan of American Century
          Government Income Trust, American Century Investment Trust, American
          Century International Bond Funds, American Century Target Maturities
          Trust and American Century Quantitative Equity Funds (Advisor Class),
          dated August 1, 1997 (filed as Exhibit m1 to Post-Effective Amendment
          No. 32 to the Registration Statement on Form N-1A of American Century
          Target Maturities Trust, File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2  Amendment to the Master Distribution and Shareholder Services Plan of
          American Century Government Income Trust, American Century Investment
          Trust, American Century International Bond Funds, American Century
          Target Maturities Trust and American Century Quantitative Equity Funds
          (Advisor Class), dated June 29, 1998 (filed as Exhibit m2 to
          Post-Effective Amendment No. 32 to the Registration Statement on Form
          N-1A of American Century Target Maturities Trust, File No. 2-94608,
          filed on January 31, 2000, and incorporated herein by reference).

EX-99.m3  Amendment No. 1 to the Master Distribution and Shareholder Services
          Plan of American Century Government Income Trust, American Century
          Investment Trust, American Century International Bond Funds, American
          Century Target Maturities Trust and American Century Quantitative
          Equity Funds (Advisor Class), dated August 1, 2001 (filed as Exhibit
          m3 to Post-Effective Amendment No. 44 to the Registration Statement on
          Form N-1A of American Century Government Income Trust, File No.
          2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m4  Amendment No. 2 to the Master Distribution and Shareholder Services
          Plan of American Century Government Income Trust, American Century
          Investment Trust, American Century International Bond Funds, American
          Century Target Maturities Trust and American Century Quantitative
          Equity Funds (Advisor Class), dated December 3, 2001 (filed as Exhibit
          m4 to Post-Effective Amendment No. 16 to the Registration Statement on
          Form N-1A of American Century Investment Trust, File No. 33-65170,
          filed on November 30, 2001, and incorporated herein by reference).

EX-99.m5  Amendment No. 3 to the Master Distribution and Shareholder Services
          Plan of American Century Government Income Trust, American Century
          Investment Trust, American Century International Bond Funds, American
          Century Target Maturities Trust and American Century Quantitative
          Equity Funds (Advisor Class), dated July 1, 2002 (filed as Exhibit m5 to Post-Effective Amendment No. 38 to the Registration Statement on
          Form N-1A of American Century Target Maturities Trust, File No.
          2-94608, filed on January 31, 2003, and incorporated herein by reference).

EX-99.m6  Master Distribution and Individual Shareholder Services Plan of
          American Century Government Income Trust, American Century Investment
          Trust, American Century California Tax-Free and Municipal Funds,
          American Century Municipal Trust, American Century Target Maturities
          Trust and American Century Quantitative Equity Funds (C Class), dated
          September 16, 2000 (filed as Exhibit m3 to Post-Effective Amendment
          No. 35 to the Registration Statement on Form N-1A of American Century
          Target Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m7  Amendment No. 1 to the Master Distribution and Individual Shareholder
          Services Plan of American Century Government Income Trust, American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Municipal Trust, American Century
          Target Maturities Trust and American Century Quantitative Equity Funds
          (C Class), dated August 1, 2001 (filed as Exhibit m5 to Post-Effective
          Amendment No. 44 to the Registration Statement on Form N-1A of
          American Century Government Income Trust, File No. 2-99222, filed on
          July 31, 2001, and incorporated herein by reference).

EX-99.m8  Amendment No. 2 to the Master Distribution and Individual Shareholder
          Services Plan of American Century Government Income Trust, American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Municipal Trust, American Century
          Target Maturities Trust and American Century Quantitative Equity Funds
          (C Class), dated December 3, 2001 (filed as Exhibit m7 to
          Post-Effective Amendment No. 16 to the Registration Statement on Form
          N-1A of American Century Investment Trust, File No. 33-65170, filed on
          November 30, 2001, and incorporated herein by reference).

EX-99.m9  Amendment No. 3 to the Master Distribution and Individual Shareholder
          Services Plan of American Century Government Income Trust, American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Municipal Trust, American Century
          Target Maturities Trust and American Century Quantitative Equity Funds
          (C Class), dated July 1, 2002 (filed as Exhibit m9 to Post-Effective
          Amendment No. 17 to the Registration Statement on Form N-1A of
          American Century Investment Trust, File No. 33-65170, filed on June
          28, 2002, and incorporated herein by reference).

EX-99.m10 Amendment No. 4 to the Master Distribution and Individual Shareholder
          Services Plan of American Century Government Income Trust, American
          Century Investment Trust, American Century California Tax-Free and
          Municipal Funds, American Century Municipal Trust, American Century
          Target Maturities Trust and American Century Quantitative Equity Funds
          (C Class), dated September 3, 2002 (filed as Exhibit m5 to
          Post-Effective Amendment No. 35 to the Registration Statement on Form
          N-1A of American Century Municipal Trust, File No. 2-91229, filed on
          September 30, 2002, and incorporated herein by reference).

EX-99.m11 Master Distribution and Individual Shareholder Services Plan of
          American Century Mutual Funds, Inc., American Century Capital
          Portfolios, Inc., American Century Quantitative Equity Funds, American
          Century World Mutual Funds, Inc. and American Century Strategic Asset
          Allocations, Inc. (R Class) (to be filed by amendment).

EX-99.n1  Amended and Restated Multiple Class Plan of American Century Capital
          Portfolios, Inc., American Century Mutual Funds, Inc., American
          Century Strategic Asset Allocations, Inc., American Century World
          Mutual Funds, Inc., American Century California Tax-Free and Municipal
          Funds, American Century Government Income Trust, American Century
          Investment Trust, American Century International Bond Funds, American
          Century Municipal Trust, American Century Quantitative Equity Funds
          and American Century Target Maturities Trust, dated September 3, 2002
          (filed as Exhibit n1 to Post-Effective Amendment No. 35 to the
          Registration Statement on Form N-1A of American Century California
          Tax-Free and Municipal Funds, File No. 2-82734, filed on December 17,
          2002, and incorporated herein by reference).

EX-99.n2  Amendment No. 1 to the Amended and Restated Multiple Class Plan of
          American Century California Tax-Free and Municipal Funds, American
          Century Government Income Trust, American Century International Bond
          Funds, American Century Investment Trust, American Century Municipal
          Trust, American Century Target Maturities Trust, American Century
          Quantitative Equity Funds, American Century Capital Portfolios, Inc.,
          American Century Mutual Funds, Inc., American Century Strategic Asset
          Allocations, Inc. and American Century World Mutual Funds, Inc., dated
          December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No.
          39 to the Registration Statement on Form N-1A of American Century
          Municipal Trust, File No. 2-91229, filed on December 23, 2002, and incorporated herein by reference).

EX-99.p   American Century Investments Code of Ethics (filed as Exhibit p to
          Post-Effective Amendment No. 30 to the Registration Statement on Form
          N-1A of American Century California Tax-Free and Municipal Funds, File
          No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).